UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 24, 2015, Zimmer Biomet Holdings, Inc. (formerly known as Zimmer Holdings, Inc.), a Delaware corporation (the “Company”), Owl Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub”), and LVB Acquisition, Inc., a Delaware corporation and the parent company of Biomet, Inc., an Indiana corporation (“LVB”), consummated the merger contemplated by the Agreement and Plan of Merger dated as of April 24, 2014 by and among the Company, Merger Sub and LVB (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub merged with and into LVB (the “Merger”), with LVB continuing as the surviving corporation and an indirect wholly owned subsidiary of the Company.

On June 26, 2015, the Company filed a Current Report on Form 8-K (the “Initial Report”) stating that it had completed the Merger and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment within 71 calendar days after the date on which the Initial Report was required to be filed. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

1.	The following audited financial statements of LVB Acquisition, Inc. and subsidiaries are filed as Exhibit 99.1 hereto and are incorporated herein by reference:

i.	Report of Independent Registered Public Accounting Firm;

ii.	Consolidated Balance Sheets as of May 31, 2014 and 2013;

iii.	Consolidated Statements of Operations and Comprehensive Income (Loss) for the Years Ended May 31, 2014, 2013 and 2012;

iv.	Consolidated Statements of Cash Flows for the Years Ended May 31, 2014, 2013 and 2012; and

v.	Notes to Consolidated Financial Statements.

2.	The following unaudited financial statements of LVB Acquisition, Inc. and subsidiaries are filed as Exhibit 99.2 hereto and are incorporated herein by reference:

i.	Condensed Consolidated Balance Sheets as of February 28, 2015 and May 31, 2014;

ii.	Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) for the Three and Nine Months Ended February 28, 2015 and 2014;

iii.	Condensed Consolidated Statements of Cash Flows for the Nine Months Ended February 28, 2015 and 2014; and

iv.	Notes to Condensed Consolidated Financial Statements.

(b)	Pro Forma Financial Information

1.	The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference:

i.	Condensed Combined Statement of Earnings for the Year Ended December 31, 2014;

ii.	Condensed Combined Statement of Earnings for the Three Months Ended March 31, 2015;

iii.	Condensed Combined Balance Sheet as of March 31, 2015; and

iv.	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits

Exhibit No.	Description

23	Consent of Deloitte & Touche LLP

99.1	The audited financial statements of LVB Acquisition, Inc. and subsidiaries listed in Item 9.01(a)(1) (included on pages 88 through 141 of LVB’s Annual Report on Form 10-K for its fiscal year ended May 31, 2014, filed with the U.S. Securities and Exchange Commission on August 20, 2014 and incorporated herein by reference)

99.2	The unaudited financial statements of LVB Acquisition, Inc. and subsidiaries listed in Item 9.01(a)(2) (included on pages 2 through 37 of LVB’s Quarterly Report on Form 10-Q for its quarterly period ended February 28, 2015, filed with the U.S. Securities and Exchange Commission on April 14, 2015 and incorporated herein by reference)

99.3	The unaudited pro forma condensed combined financial information listed in Item 9.01(b)(1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2015

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Daniel P. Florin
Name:	Daniel P. Florin
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Deloitte & Touche LLP

99.1	The audited financial statements of LVB Acquisition, Inc. and subsidiaries listed in Item 9.01(a)(1) (included on pages 88 through 141 of LVB’s Annual Report on Form 10-K for its fiscal year ended May 31, 2014, filed with the U.S. Securities and Exchange Commission on August 20, 2014 and incorporated herein by reference)

99.2	The unaudited financial statements of LVB Acquisition, Inc. and subsidiaries listed in Item 9.01(a)(2) (included on pages 2 through 37 of LVB’s Quarterly Report on Form 10-Q for its quarterly period ended February 28, 2015, filed with the U.S. Securities and Exchange Commission on April 14, 2015 and incorporated herein by reference)

99.3	The unaudited pro forma condensed combined financial information listed in Item 9.01(b)(1)